UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2014

Move, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Almaden Boulevard, Suite 800

San Jose, California 95113

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 558-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 31, 2014, Move, Inc. (“Move”) issued a joint press release with News Corporation (“Parent”) announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the previously announced merger agreement between Move, Parent and Magpie Merger Sub, Inc. (“Merger Sub”). A copy of the joint press release announcing the expiration of the waiting period is attached hereto as Exhibit 99.1 and is incorporated herein by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, issued by Move, Inc. and News Corporation, dated October 31, 2014.

Notice to Investors

This announcement is neither an offer to purchase nor a solicitation of an offer to sell securities. On October 15, 2014, Parent and Merger Sub, a wholly owned subsidiary of Parent, filed a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (the “SEC”) (including all amendments, collectively, “Schedule TO”), and Move filed a Solicitation/Recommendation Statement on Schedule 14D-9 (including all amendments, collectively, “Schedule 14D-9”), with respect to the tender offer. Schedule TO and Schedule 14D-9 contain important information that should be read carefully before any decision is made with respect to the tender offer. Those materials were made available to Move’s stockholders at no expense to them by the information agent for the tender offer. In addition, all of those materials (and all other offer documents filed with the SEC) are available at no charge on the SEC’s website at www.sec.gov.

Forward-Looking Statements

Statements included in this report that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on Move’s current beliefs and expectations. These forward-looking statements include without limitation statements regarding the planned completion of the offer and the merger. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Move’s actual future results may differ materially from Move’s current expectations due to the risks and uncertainties inherent in its business. These risks include, but are not limited to: uncertainties as to the timing of the offer and the merger; uncertainties as to the percentage of Move’s stockholders tendering their shares in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the offer or the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, customers, vendors and other business partners; the risk that stockholder litigation in connection with the offer or the merger may result in significant costs of defense, indemnification and liability; and risks and uncertainties pertaining to the business of Move, including the risks detailed under “Risk Factors” and elsewhere in Move’s public periodic filings with the SEC, as well as the tender offer materials filed by Parent and Merger Sub and the Schedule 14D-9 filed by Move in connection with the offer. All forward-looking statements are qualified in their entirety by this cautionary statement and Move undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date: October 31, 2014	By:	/s/ James S. Caulfield
	Name:	James S. Caulfield
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, issued by Move, Inc. and News Corporation, dated October 31, 2014.